SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20547



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 26, 1997



                            THE SERVICEMASTER COMPANY
           (Exact name of registrant as specified in its certificate)

                (Successor to ServiceMaster Limited Partnership)


                       Commission File Number: ___________




     Delaware                     One ServiceMaster Way      36-3858106
                                  Downers Grove, IL 60515

(State or other jurisdiction      (Address of principal      (I.R.S. Employer
of incorporation or organization) executive office)          Identification No.)







Registrant's telephone number, including area code:            (630)  271-1300



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Item 5.           Other Events

Registrant as the Successor to ServiceMaster Limited Partnership

Pursuant to the plan previously announced by ServiceMaster Limited Partnership, a Delaware limited partnership, to convert the parent entity in the ServiceMaster enterprise from partnership form to corporate form at the end of 1997, The ServiceMaster Company, a Delaware corporation (the "Corporation"), has become the entity which has succeeded to ServiceMaster Limited Partnership as such parent entity. The effective date and time of the conversion was December 26, 1997 at 11:59 P.M., Eastern Standard Time (the "Effective Time").

At the Effective Time, holders of limited partner units of ServiceMaster Limited Partnership became holders of the same number of shares of common stock of the Corporation.

Certificates for partnership units are deemed to represent the same number of corporate shares and there is no requirement for any exchange of certificates.

The shares of common stock of the Corporation will trade on the New York Stock Exchange under the symbol "SVM".

The shares of common stock of the Corporation are deemed to be registered with the Securities and Exchange Commission under section 12(b) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") by operation of paragraph
(a) of Reg. Section 240.12g-3 of the rules and regulations as promulgated by the Securities and Exchange Commission under the Exchange Act.

The Corporation will file reports on the same forms and its shares of common stock will be subject to the provisions of sections 14 and 16 of the Act to the same extent as its predecessor entity.


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Item 7.           Financial  Statements and Exhibits

                  Financial Statements:

                  None

                  Exhibits:

                  1. Amended and Restated Certificate of Incorporation of The ServiceMaster Company as filed with the Secretary of State, State of Delaware, on November 6, 1997 is incorporated by reference to Exhibit 1 to the Form
                           8-K filed by ServiceMaster Limited Partnership on December 23, 1997.

                  2. Bylaws of The ServiceMaster Company as adopted on November 3, 1997 is incorporated by reference to
                           Exhibit 2 to the Form 8-K filed by ServiceMaster Limited Partnership on December 23, 1997.

                  3.       Shareholder     Rights    Agreement    between    The
                           ServiceMaster Company and the Harris Trust and Savings Bank as adopted on December 12, 1997 is incorporated by reference to Exhibit 3 to the Form
                           8-K filed by ServiceMaster Limited Partnership on December 23, 1997.

                  4. The ServiceMaster Company: Certificate of Designation, Preferences and Rights of Junior
                           Participating Preferred Stock, Series A is incorporated by reference to Exhibit 4 to the Form
                           8-K filed by ServiceMaster Limited Partnership on December 23, 1997.

                  5. Merger and Reorganization Agreement as amended and restated on October 3, 1997 is incorporated by reference to Exhibit 5 to the Form 8-K filed by ServiceMaster Limited Partnership on December 23, 1997.




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                                            Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE SERVICEMASTER COMPANY
                                            (Registrant)


                                     By:  /s/ Vernon T. Squires
                                          Sr. Vice President and General Counsel

Dated:  December  29, 1997






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